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                                  EXHIBIT 23

                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

                                                                    Exhibit (23)


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS


Rowe Furniture Corporation
Salem, Virginia

   We hereby consent to the incorporation by reference of our reports dated January 5, 1996, relating to the consolidated financial statement and schedules of Rowe Furniture Corporation appearing in the Company's Annual Report on form 10-K for the year ended December 3, 1995 into the Company's previously filed registration statements file numbers 2-94943, 33-90486, 33-77766, and 33-77768.



High Point, North Carolina                            /s/ BDO SEIDMAN, LLP
                                                      --------------------
February 23, 1996                                     BDO SEIDMAN, LLP

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